UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2023

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2023, Ocugen, Inc. (the “Company”) opened its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) virtually. As there was not a sufficient number of shares represented in person or by proxy to constitute a quorum, the Company adjourned the Annual Meeting to June 23, 2023 at 11:00 a.m. ET. At the reconvened Annual Meeting, a total of 113,847,102 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), or 50.28% of the Common Stock outstanding as of April 13, 2023, the record date for the Annual Meeting, were represented virtually or by proxy.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting on June 23, 2023:

(a) Proposal 1 - Election of Two Class III Directors. The shareholders elected each director nominee to the Board of Directors to serve as a director until the 2026 Annual Meeting of Shareholders and until their respective successor, if any, is elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal, as follows:

Name	For	Withheld	Broker Non-Votes
Kirsten Castillo, MBA	65,486,086	14,267,906	34,093,110
Prabhavathi Fernandes, Ph.D., FIDSA	70,033,737	9,720,255	34,093,110

(b) Proposal 2 - Ratification of Independent Registered Public Accountant. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,098,673	5,401,176	4,347,253	-

(c) Proposal 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,683,929	29,453,107	4,616,956	34,093,110

With regard to Proposal 3, the Company’s Compensation Committee of the Board of Directors takes note of the results of the advisory “say-on-pay” proposal and expects to consider these results and feedback received from the Company’s shareholders, among the factors considered in connection with setting the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder